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                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Covance Inc. ("Covance") on Form 10-K for the period ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William E. Klitgaard, Corporate Senior Vice President and Chief Financial Officer of Covance, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of Covance.


Date:     March 1, 2005

                                    /s/ William E. Klitgaard
                                    --------------------------------------------
                                    William E. Klitgaard
                                    Corporate Senior Vice President
                                    and Chief Financial Officer
                                    (Principal Financial Officer)